CBF Reports Third Quarter Results

October 16, 2014

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS THIRD QUARTER NET INCOME
OF $13.2 MILLION OR $0.27 PER DILUTED SHARE, UP 23% YEAR OVER YEAR

•	Record new loans of $445 million, up 53% year over year and 35% year to date;

•	Loan portfolio grew sequentially at a 9% annualized rate;

•	Nonperforming loans declined sequentially at a 75% annualized rate; and

•	Legacy credit expenses down 55% year over year;

Coral Gables, Fla. (October 16, 2014) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported third quarter 2014 net income of $13.2 million, or $0.27 per diluted share, and core net income of $13.5 million, or $0.27 per diluted share.  Net income rose 16% year over year and net income per diluted share rose 23%.  Core net income rose 6% year over year and core net income per diluted share rose 13%.  ROA and Core ROA increased to 0.80% and 0.81%, respectively.

Core adjustments for the third quarter of 2014 included $0.3 million of contingent value right (“CVR”) expense, $0.2 million gains on investment securities, and $0.1 million of non-cash equity compensation associated with original founder awards.

Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "Thanks to the consistent effort of talented teammates across the organization, the Company produced another quarter of record new loans in what is typically our slowest quarter and, as a result, we enjoyed another quarter of steady growth in our loan portfolio."

Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "In addition to our focus on revenue growth, the Company remains committed to the disciplined management of operating expenses, continued resolution of legacy special assets, prudent underwriting of new loans, and conservative asset liability management. We remain strongly capitalized and are eager to grow customer relationships throughout the Southeast."

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CBF Reports Third Quarter Results

October 16, 2014

Loan Portfolio and Composition

During the third quarter, the loan portfolio increased by $101.6 million to $4.8 billion, a 9% annualized growth rate.  New loans of $445.1 million were offset by resolutions totaling $78.6 million, including transfers to OREO of $12.6 million, and principal repayments of $264.9 million.

The relative composition of the Company’s loan portfolio at the end of the third and second quarters of 2014 and fourth quarter of 2013 was as follows:

	Sep 30, 2014	Jun 30, 2014	Dec 31, 2013
Commercial real estate	25%	25%	27%
C&I	41%	42%	41%
Consumer	32%	31%	30%
Other	2%	2%	2%
Total	100%	100%	100%

Deposits, Composition and Yields

During the third quarter, total deposits remained consistent at $5.2 billion. The cost of deposits remained flat at 0.34% from the second quarter of 2014 and declined four basis points from the third quarter of 2013.  The year over year decline was mainly due to continued shrinkage in high-cost legacy time deposits. The cost of core deposits remained flat at 0.14% sequentially and year over year.

Net Interest Income and Net Interest Margin

Net interest income increased $0.6 million sequentially to $61.4 million and declined $4.0 million year over year from $65.4 million. The sequential increase was due to increased loan balances and investment securities yields. The year over year decline was mainly due to the lower yield on new loans as compared to the yields of our legacy portfolio. The net interest margin for the third quarter of 2014 was 4.14%, a decline of 12 basis points sequentially and 31 basis points year over year.  The sequential and year over year decline mainly reflects the lower yield on new loans as compared to the yields of our legacy portfolio.  The average yield on new loans during the quarter was 3.59%, up sequentially from 3.50%.

Non-Interest Income

Non-interest income declined $1.9 million sequentially to $10.0 million and declined $5.3 million year over year from $15.3 million.  The sequential decline was mainly driven by lower credit loss expectations in our legacy loan portfolios, which resulted in an increase of $1.8 million in FDIC indemnification asset amortization, partially offset by a $0.3 million increase in investment advisory fees and $0.3 million in gains on sales of investment securities. The year over year decline was mainly driven by lower credit loss expectations, which resulted in an increase of $3.4 million in FDIC indemnification asset amortization, and the absence of a $1.5 million gain recorded in the prior year on two small investment company partnership interests and a $0.9 million insurance recovery. Partially offsetting the decline was an increase of $0.4 million in investment advisory and trust fees due to increased assets under management and advisory commissions.

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CBF Reports Third Quarter Results

October 16, 2014

Provision for Loan Losses and Credit Quality

The net reversal of provision for loan losses of $1.3 million recorded for the third quarter of 2014 includes a $2.9 million provision for new and acquired non-impaired loans and $4.2 million in reversals of impairments due to improvements in cash flow estimates for certain acquired impaired loan pools.  The improvement in cash flow estimates mainly resulted from higher than anticipated payoffs. Net charge-offs for the third quarter of 2014 were $1.6 million.

At September 30, 2014, the allowance for loan losses was $52.3 million, of which $30.2 million related to acquired impaired loans and $22.1 million related to new and acquired non-impaired loans. The allowance for loan losses represents 1.08% of our total $4.8 billion loan portfolio.

During the third quarter, non-performing loans declined sequentially by $39.8 million, or 19%, to $172.3 million, a 75% annualized rate.  Acquired impaired loans greater than 90 days past due and still accruing declined sequentially by $39.1 million, or 19%, to $161.7 million. Nonaccrual loans declined sequentially to 0.32% of total non-purchased credit impaired loans from 0.37%.

New and acquired non-impaired loans now represent 69% of our total loan portfolio as compared to 59% at December 31, 2013.

Non-Interest Expense

Non-interest expense remained consistent at $51.4 million from the second quarter of 2014 and declined $7.9 million from $59.3 million year over year.  Excluding the impact of the higher gains on sales of OREO recorded during the second quarter, non-interest expense declined sequentially mainly as a result of lower salaries and employee benefits, stock based compensation expense and professional fees. The year over year decline was largely driven by lower legacy credit expenses reflecting the continued resolution of special assets and a decline in stock-based compensation expense and professional fees.

Income Tax Expense

Income tax expense was $8.1 million for the third quarter of 2014, an effective income tax rate of 37.8% as compared to income tax expense of $9.0 million for the third quarter of 2013, an effective income tax rate of 44.0%.  The higher prior year third quarter effective rate is mainly due to the impact of a $1.6 million charge as a result of changes in certain statutory rates that were enacted into law.

Financial Position

Total assets increased by $66.3 million to $6.7 billion as of September 30, 2014 from $6.6 billion as of June 30, 2014. During the quarter, the Company’s loan portfolio increased by $101.6 million to $4.8 billion, a 9% annualized growth rate.  While sequential deposits remained flat at $5.2 billion, FHLB borrowings increased by $65.0 million.  During the quarter, the Company repurchased approximately 820,000 shares of common stock at an average price of $23.78 per share.  Tangible book value per share was $19.00 as of September 30, 2014, an increase of $0.15 and $0.67 over June 30, 2014 and September 30, 2013, respectively.

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1, Tier 1 Risk-Based and Total Risk-Based capital ratios of 13.4%, 17.1% and 18.2%, respectively, as of September 30, 2014, under currently applicable regulations.

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CBF Reports Third Quarter Results

October 16, 2014

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (719) 325-2448, and the confirmation pass code is 6357936. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through October 24, 2014, by dialing (719) 457-0820 and entering pass code 6357936. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

Forward Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports Third Quarter Results

October 16, 2014

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes each of core net income, core efficiency ratio, and core ROA is useful for both investors and management to understand the effects of certain non-interest items and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  Neither core net income, core efficiency ratio, nor core ROA should be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analyzes of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $6.7 billion in total assets as of September 30, 2014, and 162 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

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CBF Reports Third Quarter Results

October 16, 2014

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Interest and dividend income	$67,643	$66,846	$68,543	$71,981	$72,480
Interest expense	6,218	6,015	6,090	6,258	7,094
Net Interest Income	61,425	60,831	62,453	65,723	65,386
Provision (reversal) for loan losses	(1,332)	1,404	(24)	3,265	984
Net interest income after provision (reversal) for loan losses	62,757	59,427	62,477	62,458	64,402
Non-Interest Income
Service charges on deposit accounts	5,565	5,672	5,436	5,858	6,034
Debit card income	3,017	3,103	2,844	2,864	2,854
Fees on mortgage loans originated and sold	1,195	1,123	759	1,082	1,477
Investment advisory and trust fees	1,183	910	1,261	1,075	740
FDIC indemnification asset expense	(3,881)	(2,064)	(2,165)	(1,877)	(502)
Legal settlements and insurance recoveries	—	—	—	1,000	900
Investment securities gains (losses), net	317	(28)	174	164	(247)
Other-than-temporary impairment loss on investments:
Gross impairment loss	—	—	—	—	(54)
Less: Impairment recognized in other comprehensive income	—	—	—	—	—
Net impairment loss recognized in earnings	—	—	—	—	(54)
Other income	2,561	3,171	3,060	3,105	4,078
Total non-interest income	9,957	11,887	11,369	13,271	15,280
Non-Interest Expense
Salaries and employee benefits	22,590	23,449	23,498	23,969	22,668
Stock-based compensation expense	443	1,020	728	1,127	1,371
Net occupancy and equipment expense	8,475	8,723	8,599	8,457	8,866
Computer services	3,332	3,389	3,253	3,093	3,231
Software expense	1,932	1,940	1,868	1,990	1,874
Telecommunication expense	1,406	1,628	1,608	1,532	1,534
OREO valuation expense	2,752	3,022	3,573	3,190	6,045
(Gains) losses on sales of OREO	(223)	(3,192)	(721)	(278)	188
Foreclosed asset related expense	845	991	1,459	1,046	1,265
Loan workout expense	911	1,117	1,177	1,682	2,063
Professional fees	1,532	2,038	2,004	2,409	2,426
Gains on extinguishment of debt	—	—	—	—	(430)
Contingent value right expense (income)	278	327	767	298	(776)
Regulatory assessments	1,637	1,648	1,629	1,647	1,710
Other expense	5,508	5,173	5,782	6,089	7,228
Total non-interest expense	51,418	51,273	55,224	56,251	59,263
Income before income taxes	21,296	20,041	18,622	19,478	20,419
Income tax expense	8,053	7,616	7,208	7,272	8,975
Net income	$13,243	$12,425	$11,414	$12,206	$11,444

Earnings per share:
Basic	$0.28	$0.25	$0.23	$0.24	$0.22
Diluted	$0.27	$0.25	$0.22	$0.23	$0.22

Weighted average shares outstanding:
Basic	47,912	49,090	50,518	50,962	51,804
Diluted	49,069	50,261	51,932	52,227	52,755

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Sep 30, 2014	Jun 30, 2014	Dec 31, 2013
Assets
Cash and due from banks	$92,704	$109,963	$118,937
Interest-bearing deposits in other banks	66,706	31,070	45,504
Total cash and cash equivalents	159,410	141,033	164,441
Trading securities	2,312	6,515	6,348
Investment securities available-for-sale at fair value (amortized cost $582,623,
$591,668 and $688,717, respectively)	580,732	594,745	685,441
Investment securities held-to-maturity at amortized cost (fair value $457,712,
$480,971 and $459,693, respectively)	454,809	475,167	465,098
Loans held for sale	6,439	9,926	8,012
Loans, net of deferred loan costs and fees	4,817,332	4,712,249	4,544,017
Less: Allowance for loan losses	52,334	55,307	56,851
Loans, net	4,764,998	4,656,942	4,487,166
Other real estate owned	90,277	96,283	129,396
FDIC indemnification asset	21,025	25,529	33,610
Receivable from FDIC	3,491	4,578	7,624
Premises and equipment, net	174,941	177,568	179,855
Goodwill	134,522	134,522	131,987
Intangible assets, net	19,865	20,876	23,365
Deferred income tax asset, net	139,388	148,432	166,762
Other assets	138,090	131,890	128,456
Total Assets	$6,690,299	$6,624,006	$6,617,561
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,006,556	$1,000,049	$923,993
Negotiable order of withdrawal	1,309,839	1,319,667	1,321,903
Money market	914,226	953,446	961,526
Savings	514,729	528,567	530,144
Time deposits	1,430,106	1,359,727	1,447,497
Total deposits	5,175,456	5,161,456	5,185,063
Federal Home Loan Bank advances	226,138	161,185	96,278
Short-term borrowings	23,823	32,814	24,850
Long-term borrowings	139,396	139,116	138,561
Accrued expenses and other liabilities	60,547	55,877	60,021
Total liabilities	5,625,360	5,550,448	5,504,773
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 36,662
issued and 30,114 outstanding, 36,653 issued and 30,925 outstanding and 36,212 issued and 33,051 outstanding, respectively.	367	367	362
Common stock-Class B $0.01 par value: 200,000 shares authorized, 19,017
issued and 18,217 outstanding, 19,025 issued and 18,225 outstanding and 19,647 issued and 19,047 outstanding, respectively.	190	190	196
Additional paid in capital	1,081,177	1,080,735	1,082,235
Retained earnings	144,567	131,324	107,485
Accumulated other comprehensive loss	(6,018)	(3,212)	(7,528)
Treasury stock, at cost, 7,348, and 6,528 and 3,761 shares, respectively	(155,344)	(135,846)	(69,962)
Total shareholders’ equity	1,064,939	1,073,558	1,112,788
Total Liabilities and Shareholders’ Equity	$6,690,299	$6,624,006	$6,617,561

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Performance Ratios
Interest rate spread	4.01%	4.12%	4.28%	4.39%	4.32%
Net interest margin	4.14%	4.26%	4.41%	4.52%	4.45%
Return on average assets	0.80%	0.76%	0.70%	0.74%	0.69%
Return on average shareholders' equity	4.95%	4.58%	4.09%	4.39%	4.12%
Efficiency ratio	72.03%	70.51%	74.81%	71.21%	73.47%
Average interest-earning assets to average interest-
bearing liabilities	131.43%	131.23%	129.81%	129.70%	127.15%
Average loans receivable to average deposits	92.32%	89.10%	88.18%	85.88%	84.58%
Yield on interest-earning assets	4.56%	4.67%	4.83%	4.95%	4.93%
Cost of interest-bearing liabilities	0.55%	0.55%	0.56%	0.56%	0.61%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$10,590	$11,368	$10,107	$11,810	$13,824
Acquired impaired loans > 90 days past due and still
accruing	$161,670	$200,755	$226,941	$253,817	$261,470
Nonperforming loans to loans receivable	3.57%	4.49%	5.21%	5.84%	6.15%
Nonperforming assets to total assets	3.93%	4.66%	5.47%	5.98%	6.14%
Covered loans to total gross loans	4.58%	5.09%	5.71%	6.27%	7.03%
ALLL to nonperforming assets	19.92%	17.93%	15.52%	14.38%	13.91%
ALLL to total gross loans	1.08%	1.17%	1.22%	1.25%	1.26%
Annualized net charge-offs/average loans	0.14%	0.15%	0.11%	0.08%	0.04%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.22%	0.21%	0.24%	0.34%	0.45%
New loans ALLL to total gross new loans	0.72%	0.74%	0.80%	0.80%	0.82%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans
receivable	9.11%	10.25%	10.67%	11.16%	10.61%
Covered acquired loans to total gross acquired loans	11.84%	11.95%	11.98%	12.34%	12.53%
Acquired loans ALLL to total gross acquired loans	1.67%	1.76%	1.68%	1.69%	1.61%
Capital Ratios (Company)
Total average shareholders' equity to total average
assets	16.14%	16.64%	17.01%	16.85%	16.64%
Tangible common equity ratio (1)	13.93%	14.19%	14.82%	14.82%	14.76%
Tier 1 leverage ratio (2)	14.40%	14.61%	14.94%	14.95%	14.47%
Tier 1 risk-based capital ratio (2)	18.40%	18.57%	19.68%	19.74%	19.72%
Total risk-based capital ratio (2)	19.52%	19.77%	20.92%	21.00%	21.00%
Capital Ratios (Bank)
Tangible common equity ratio (1)	14.31%	15.11%	14.99%	14.62%	14.43%
Tier 1 leverage ratio (2)	13.37%	14.10%	13.70%	13.40%	12.80%
Tier 1 risk-based capital ratio (2)	17.08%	18.00%	18.10%	17.70%	17.40%
Total risk-based capital ratio (2)	18.20%	19.20%	19.30%	18.90%	18.70%
(1) See "Reconciliation of Non-GAAP Measures"
(2) September 30, 2014 regulatory capital ratios are preliminary

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Sep 30, 2014	Jun 30, 2014	Dec 31, 2013
Loans
Non-owner occupied commercial real estate	$797,197	$793,733	$775,733
Other commercial construction and land	243,563	243,671	300,494
Multifamily commercial real estate	71,119	62,793	67,688
1-4 family residential construction and land	76,442	80,160	71,351
Total commercial real estate	1,188,321	1,180,357	1,215,266
Owner occupied commercial real estate	1,026,853	1,040,533	1,058,148
Commercial and industrial loans	959,641	932,800	803,736
Lease financing	2,175	2,346	2,676
Total commercial	1,988,669	1,975,679	1,864,560
1-4 family residential	913,219	863,897	804,322
Home equity loans	373,604	380,767	386,366
Other consumer loans	242,451	213,639	170,526
Total consumer	1,529,274	1,458,303	1,361,214
Other	117,507	107,836	110,989
Total loans	$4,823,771	$4,722,175	$4,552,029

Deposits
Non-interest bearing demand	$1,006,556	$1,000,049	$923,993
Negotiable order of withdrawal	1,309,839	1,319,667	1,321,903
Money market	914,226	953,446	961,526
Savings	514,729	528,567	530,144
Total core deposits	3,745,350	3,801,729	3,737,566
Time deposits	1,430,106	1,359,727	1,447,497
Total deposits	$5,175,456	$5,161,456	$5,185,063

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Provision (reversal) on legacy loans	$(4,205)	$(940)	$(2,488)	$(1,220)	$(72)
FDIC indemnification asset expense	3,881	2,064	2,165	1,877	502
OREO valuation expense	2,752	3,022	3,573	3,190	6,045
(Gains) losses on sale of OREO	(223)	(3,192)	(721)	(278)	188
Foreclosed asset related expense	845	991	1,459	1,046	1,265
Loan workout expense	911	1,117	1,177	1,682	2,063
Salaries and employee benefits	1,100	1,300	1,300	1,300	1,300
Total legacy credit expenses	$5,061	$4,362	$6,465	$7,597	$11,291

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2014			Three Months Ended June 30, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,762,260	$62,095	5.17%	$4,593,337	$61,826	5.40%
Investment securities (1)	1,064,710	5,160	1.92%	1,060,611	4,648	1.76%
Interest-bearing deposits in other banks	38,857	19	0.19%	62,172	37	0.24%
Other earning assets (2)	45,774	604	5.24%	40,346	578	5.75%
Total interest earning assets	5,911,601	$67,878	4.56%	5,756,466	$67,089	4.67%
Non-interest earning assets	725,578			763,185
Total assets	$6,637,179			$6,519,651
Interest bearing liabilities
Time deposits	$1,372,696	$2,983	0.86%	$1,358,478	$2,878	0.85%
Money market	935,223	552	0.23%	931,867	523	0.23%
Negotiable order of withdrawal	1,313,693	537	0.16%	1,330,856	556	0.17%
Savings	525,854	289	0.22%	531,414	286	0.22%
Total interest bearing deposits	4,147,466	4,361	0.42%	4,152,615	4,243	0.41%
Short-term borrowings and FHLB advances	214,122	125	0.23%	98,002	50	0.20%
Long-term borrowings	136,353	1,732	5.04%	135,831	1,719	5.08%
Total interest bearing liabilities	4,497,941	$6,218	0.55%	4,386,448	$6,012	0.55%
Non-interest bearing demand	1,010,817			1,002,757
Other liabilities	57,430			45,281
Shareholders’ equity	1,070,991			1,085,165
Total liabilities and shareholders’ equity	$6,637,179			$6,519,651
Net interest income and spread		$61,660	4.01%		$61,077	4.12%
Net interest margin			4.14%			4.26%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,762,260	$62,095	5.17%	$4,514,747	$67,524	5.93%
Investment securities (1)	1,064,710	5,160	1.92%	1,230,771	4,639	1.50%
Interest-bearing deposits in other banks	38,857	19	0.19%	61,995	37	0.24%
Other earning assets (2)	45,774	604	5.24%	40,195	533	5.26%
Total interest earning assets	5,911,601	$67,878	4.56%	5,847,708	$72,733	4.93%
Non-interest earning assets	725,578			832,959
Total assets	$6,637,179			$6,680,667
Interest bearing liabilities
Time deposits	$1,372,696	$2,983	0.86%	$1,660,373	$3,792	0.91%
Money market	935,223	552	0.23%	977,698	544	0.22%
Negotiable order of withdrawal	1,313,693	537	0.16%	1,260,477	521	0.16%
Savings	525,854	289	0.22%	524,728	276	0.21%
Total interest bearing deposits	4,147,466	4,361	0.42%	4,423,276	5,133	0.46%
Short-term borrowings and FHLB advances	214,122	125	0.23%	34,820	7	0.08%
Long-term borrowings	136,353	1,732	5.04%	140,938	1,953	5.50%
Total interest bearing liabilities	4,497,941	$6,218	0.55%	4,599,034	$7,093	0.61%
Non-interest bearing demand	1,010,817			914,260
Other liabilities	57,430			55,823
Shareholders’ equity	1,070,991			1,111,550
Total liabilities and shareholders’ equity	$6,637,179			$6,680,667
Net interest income and spread		$61,660	4.01%		$65,640	4.32%
Net interest margin			4.14%			4.45%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
YEAR TO DATE AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$4,633,424	$187,325	5.41%	$4,597,730	$207,842	6.04%
Investment securities (1)	1,088,570	14,608	1.79%	1,177,377	12,714	1.44%
Interest-bearing deposits in other banks	49,487	81	0.22%	269,121	510	0.25%
Other earning assets (2)	43,091	1,763	5.47%	38,451	1,485	5.16%
Total interest earning assets	5,814,572	$203,777	4.69%	6,082,679	$222,551	4.89%
Non-interest earning assets	758,525			859,025
Total assets	$6,573,097			$6,941,704
Interest bearing liabilities
Time deposits	$1,381,485	$8,834	0.85%	$1,832,242	$13,429	0.98%
Money market	938,560	1,602	0.23%	1,048,559	1,748	0.22%
Negotiable order of withdrawal	1,319,416	1,631	0.17%	1,266,451	1,575	0.17%
Savings	530,005	857	0.22%	511,890	789	0.21%
Total interest bearing deposits	4,169,466	12,924	0.41%	4,659,142	17,541	0.50%
Short-term borrowings and FHLB advances	139,063	246	0.24%	38,924	36	0.12%
Long-term borrowings	135,837	5,154	5.07%	151,354	6,346	5.61%
Total interest bearing liabilities	4,444,366	$18,324	0.55%	4,849,420	$23,923	0.66%
Non-interest bearing demand	985,445			902,337
Other liabilities	53,082			50,639
Shareholders’ equity	1,090,204			1,139,308
Total liabilities and shareholders’ equity	$6,573,097			$6,941,704
Net interest income and spread		$185,453	4.14%		$198,628	4.23%
Net interest margin			4.26%			4.37%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	September 30, 2014		June 30, 2014		September 30, 2013
Net Income	$13,243	$13,243	$12,425	$12,425	$11,444	$11,444
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security (gains) losses*	(317)	(194)	28	17	54	33
Non-interest expense
Stock-based compensation expense*	242	148	531	324	1,147	700
Contingent value right expense (income)	278	278	327	327	(776)	(776)
Conversion and severance expense*	—	—	—	—	7	4
Gain on extinguishment of debt*	—	—	—	—	(430)	(262)
Tax adjustment	—	—	—	—	1,545	1,545
Legal settlement	—	—	—	—	11	11
Taxes
Tax effect of adjustments*	29	N/A	(218)	N/A	(302)	N/A
Core Net Income	$13,475	$13,475	$13,093	$13,093	$12,699	$12,699
Average Assets	$6,637,179		$6,519,651		$6,680,667
ROA**	0.80%		0.76%		0.69%
Core ROA***	0.81%		0.80%		0.76%

* Tax effected at an income tax rate of 39%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Sep 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sep 30 2013
Net interest income	$61,425	$60,831	$62,453	$65,723	$65,386
Reported non-interest income	9,957	11,887	11,369	13,271	15,280
Less: Securities gains (losses)	317	(28)	174	164	(54)
Core non-interest income	$9,640	$11,915	$11,195	$13,107	$15,334

Reported non-interest expense	$51,418	$51,273	$55,224	$56,251	$59,263
Less: Stock-based compensation expense	242	531	533	942	1,147
Contingent value right expense (income)	278	327	767	299	(776)
Conversion and severance expense	—	—	—	—	7
Gain on extinguishment of debt	—	—	—	—	(430)
Legal settlement	—	—	—	—	11
Core non-interest expense	$50,898	$50,415	$53,924	$55,010	$59,304
Efficiency Ratio*	72.03%	70.51%	74.81%	71.21%	73.47%
Core Efficiency Ratio**	71.62%	69.30%	73.22%	69.78%	73.47%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports Third Quarter Results

October 16, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Total shareholders' equity	$1,064,939	$1,073,558	$1,103,756	$1,112,788	$1,107,825
Less: goodwill, core deposits intangibles, net of taxes	(146,671)	(147,290)	(148,045)	(146,258)	(147,061)
Tangible book value*	$918,268	$926,268	$955,711	$966,530	$960,764
Common shares outstanding	48,331	49,150	51,129	52,098	52,419
Tangible book value per share	$19.00	$18.85	$18.69	$18.55	$18.33

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Total shareholders' equity	$1,064,939	$1,073,558	$1,103,756	$1,112,788	$1,107,825
Less: goodwill, core deposits intangibles	(154,387)	(155,398)	(156,633)	(155,351)	(156,667)
Tangible common equity	$910,552	$918,160	$947,123	$957,437	$951,158
Total assets	6,690,299	6,624,006	6,548,624	6,617,561	6,601,311
Less: goodwill, core deposits intangibles	(154,387)	(155,398)	(156,633)	(155,351)	(156,667)
Tangible assets	$6,535,912	$6,468,608	$6,391,991	$6,462,210	$6,444,644
Tangible common equity ratio	13.93%	14.19%	14.82%	14.82%	14.76%

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